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                                                                   EXHIBIT 10.30


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                                          COMMERCIAL PROMISSORY NOTE AND SECURITY AGREEMENT
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NAME(S)/ADDRESS(ES) OF BORROWER(S) ("Borrower, I, My or Me")               NAME/ADDRESS OF LENDER (CREDITOR) ("Lender, You or Your")

     BOBBY ALLISON WIRELESS CORPORATION                                         COLONIAL BANK
     2055 LAKE AVENUE S E                                                       CORPORATE LENDING
     SUITE A                                                                    P O BOX 1887
     LARGO, FL 33771                                                            BIRMINGHAM AL 35203

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NOTE NUMBER       TRANSACTION DATE           MATURITY DATE          OFFICE                 ACCOUNT #                RENEWAL

 00000001           NOV. 18, 1999            JAN. 3, 2001             051                  8028476243
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For value received, on or before the Maturity Date, the undersigned Borrower promises to pay the principal amount, together with interest, and any other charges, including service charges, to the order of the Lender at its office at the address noted above or holder, all in lawful money of the United States of
America. The undersigned further agrees to the terms below and on page two of this Note and Security Agreement. Words, numbers or phrases preceded by a [ ] are applicable only if the [ ] is marked.

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PRINCIPAL AMOUNT  One Million And 00/100 Dollars                                                                   $ 1,000,000.00
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PAYMENT SCHEDULE:  [ ] in              installments of $                      [ ] plus interest              [ ] including interest

[X]  interest only starting January 2, 2000 and payable   [X] monthly.    [ ] quarterly.
[ ]
[X]  interest, principal and other charges due on Maturity Date.
[ ]  other payment schedule:



This loan is subject to       [ ] a fixed interest rate of              % per annum.  [X] a variable simple interest rate, which is
[ ]                           % greater than:  [X]  equal to:   [ ]                  % less than: the following index:

Colonial Bank Base Rate
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Initial Variable Simple     Present Variable   Minimum Interest Rate      Maximum Interest Rate   Interest Rate Changes Will Occur:
    Interest Rate              Index Rate
       8.500%                    8.500%               2.000%                    14.500%                 When Index Changes
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Interest may be calculated on the unpaid balance for the actual days outstanding on a 365/360 day basis or any other per day basis resulting in a lesser interest factor.

DEFAULT RATE:  If in default the interest rate shall be:  [ ]   % per annum.   [X]   % in excess of the index.

LATE CHARGE:   If Borrower is more than 9 days late in making any payment, in addition to such payment, Borrower will pay a late charge of:

[X] the lesser of   [ ] the greater of   [ ] an amount equal to       [X] $ 100.00    or     [X] 5.000% of the payment in default.

PAYABLE ON DEMAND:  [ ] Payment is due upon demand.  [X] Payment is due upon demand, but in any event, not later than Maturity Date.

LINE OF CREDIT:     [X] If this Note is not in default, Lender may make advances and readvances (lend and relend) on a continuing basis up to the Principal Amount.
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This Note is secured by the Security Agreement below and on page two, and is subject to all of the terms thereof, which are incorporated by reference. Lender may, upon deeming itself insecure, or upon Borrower's default in payment or in the terms of this or any other agreement Borrower may have with Lender declare the entire unpaid balance due and payable. The Borrower severally waives demand, notice, and protest and any defense due to extensions of time or other indulgence by Lender or to any substitution of collateral. If the interest rate on this Note is tied to an index stated above, that index is used solely to establish a base from which the actual rate of interest payable under this Note will be figured, and is not a reference to any actual rate of interest charged by any lender to any particular borrower. If the interest rate varies in accordance with a selected index, if that index ceases to exist, Lender may substitute a similar index which will become the index. If there is a Default Rate shown above, it may be applied to all periods of time in which a default exists. If this Note is payable in installments, each installment payment will be due on the same day of the installment period as the day upon which payments commence unless otherwise specified. Failure to pay this Note according to the specified terms shall constitute a default. If permitted by law and at Lender's option, interest up to the highest rate permitted by law may be assessed on any interest which is past due as the result of any payment not being paid when due. Lender shall have the right to hold or apply its own indebtedness or liability to Borrower in payment of, or to provide collateral security for the payment of this Note either prior to or after the Maturity Date. If legal proceedings are instituted to enforce the terms of this Note, Borrower agrees to pay all costs of the Lender in connection therewith, including reasonable attorney fees.

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[X]  ADDITIONAL NOTE PROVISIONS:
     $100 DOCUMENTATION FEE - PAID IN CASH


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1. SECURITY INTEREST GRANT -- The Borrower, in consideration of its liabilities, as hereinafter defined, hereby agrees to all of the terms of this Agreement and further hereby specifically grants the Lender a continuing security interest in the collateral shown in the boxes checked below (and described in the paragraph below) including the proceeds thereof and proceeds of hazard insurance and eminent domain or condemnation awards involving the collateral, and including the products of the collateral or accessions to such collateral, to secure the payment of all loans, advances, and extensions of credit from the Lender to the Borrower, including all renewals and extensions thereof and any and all obligations of every kind whatsoever, whether heretofore, now, or hereafter existing or arising between the Lender and the Borrower and howsoever incurred or evidenced, whether primary, secondary, contingent, or otherwise. The grant of security interest herein shall apply to all obligations, whether they arise hereunder, under any other mortgage, security agreement, note, lease, instrument, contract, document or other similar writing heretofore, now or hereafter executed by the Borrower to Lender, including oral agreements and obligations arising by operation of law. The foregoing obligations shall be hereafter collectively called the "Liabilities" and shall also include all interest, costs, expenses, and attorney fees accruing to or incurred by the Lender in collecting the Liabilities or in the protection, maintenance, or liquidation of the
Collateral.

2. DESCRIPTION OF COLLATERAL -- The "Collateral" covered by this Agreement is all of the Borrower's property described below, with regard to which a mark has been placed in the applicable box, which the Borrower now owns or may hereafter acquire or create and which may include, but shall not be limited to, any items listed on any schedule or list attached hereto:





[ ] ALL ASSETS -- "All Assets" of the Borrower shall include all of the tangible and intangible property of the Borrower of whatsoever nature now owned or hereafter acquired by the Borrower, including, but no limited to, accounts, inventory, equipment, and instruments as defined herein.

[X] ACCOUNTS -- "Accounts" shall consist of accounts, documents, chattel paper, instruments, contract rights, general intangibles, and choses in action, including any right to any refund of taxes paid before or after this Agreement to any governmental entity
    (hereinafter individually and collectively referred to as "Accounts").

[X] INVENTORY -- "Inventory" shall consist of all inventory and goods now or hereafter acquired or owned, including, but not limited to, raw materials, work in process, finished goods, tangible property, stock in trade, wares and merchandise used in or sold in the ordinary course of the Borrower's business, including goods whose sale, lease or other disposition by the Borrower has given rise to any accounts and any goods which may have been returned to or repossessed or stopped in transit by the Borrower.

[ ] EQUIPMENT -- "Equipment" shall consist of all equipment and fixtures, including all machinery, furnishings, furniture, vehicles
    (together with all accessions, parts, attachments, accessories, tools, and dies, or appurtenances thereto or intended for use in connection therewith), and all substitutions, betterments, and replacements thereof and additions thereto.

[ ] INSTRUMENTS -- "Instruments" means any negotiable instrument as defined in Article 3, Section 104 of the Uniform Commercial
    Code, any security which is defined in Article 8, Section 102, of the Uniform Commercial Code, or any other writing which evidences a right of payment of money (and is not itself a security agreement or lease) and is of a type which is, in the ordinary course of business, transferred by delivery with a necessary endorsement or assignment.

[ ] SPECIFIC -- "Specific" refers to the specific property, together with all related rights, shown below.

    [ ] The term Liabilities is limited to the extension of credit Lender is providing Borrower, the proceeds of which are to purchase the specific property shown below, including any extensions or renewals thereof; plus related interest, costs, expenses and attorney fees as called for in provision 1, debt unrelated to purchase proceeds being excluded regardless of words to the contrary in provision 1.

3. SPECIFIC PROVISIONS -- the properties and interest in properties described below and also checked in the appropriate boxes above are sometimes hereinafter individually and collectively referred to as the "Collateral." If no box is checked, it is specifically understood and acknowledged by the Borrower that it is the intent of the Borrower to grant the Lender a security interest in "All
Assets" as defined above.

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SPECIFIC COLLATERAL/SPECIAL SECURITY AGREEMENT PROVISIONS (If Collateral includes fixtures, describe the real estate):



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The Borrower acknowledges that this is the entire Agreement between the parties, except to the extent that writings signed by the party to be charged are specifically incorporated herein by reference either in this Agreement or in such writings, and acknowledges receipt of a true and complete copy of this Agreement. Further paragraphs of this Security Agreement are set forth on page two hereof. The Borrower expressly agrees to all of the provisions hereof and signifies assent thereto by the signature below.

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IN WITNESS WHEREOF, the Borrower has executed this Note and Security Agreement on the date and year shown below.


By X /s/ Robert L. McGinnis                       11/17/99     By X
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   BOBBY ALLISON WIRELESS CORPORATION               Date

Its                                                            Its

By X                                                           By X
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                                                    Date

Its                                                            Its
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